AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	Page 1 of 4

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
0023	03/10/2005	See Lines	

6. ISSUED BY CODE AT001	7. ADMINISTERED BY *(If other than Item 6)* CODE AT001
Acquisition and Property Management Division (202) 927-8820 650 Massachusetts Avenue, NW,Room 3290 Washington, DC 20226	Acquisition and Property Management Division (202) 927-8820 650 Massachusetts Avenue, NW,Room 3290 Washington, DC 20226

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and Zip Code)*		
PARADIGM SOLUTIONS CORP. 2600 TOWER OAKS BLVD.,SUITE 500 ROCKVILLE, MD 20852-4221		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED *(SEE ITEM 11)*
	(X)	10A. MODIFICATION OF CONTRACT/ORDER NO. Tatf-02002
	(X)	10B. DATED *(SEE ITEM 13)* 02/22/2002
CODE • FACILITY CODE		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*

2005 - - 700D - 302000 - - 2513 - - SN035 - 302010 - - D4A - - - OSTCA - - - $9,692,465.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
✓	D. OTHER *(Specify type of modification and authority)* Option to Extend the Term of the Contract

E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return _____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this modification is to extend the period of performance from February 22, 2005 through February 21, 2006 in accordance with the clause, Option to Extend the Term of the Contract. Contractor is not to exceed the estimated amount without further funding being provided. Contractor is to notify the contracting officer, in writing, when 80% of the funds have been expended on this contract modification.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* Craig S. Segall	
15B. CONTRACTOR/OFFEROR _______________ *(Signature of person authorized to sign)*	15C. DATE SIGNED	16B. United States of America BY _______________ *(Signature of Contracting Officer)*	16C. DATE SIGNED 3/11/05

Line Item Summary

Document Number	Title	Page
Tatf-02002/0023	Paradigm	2 of 4

Total Funding: $41,104,176.38

FYs	Fund	Budget Org	Sub	Object Class	Sub	Program	Cost Org	Sub	Proj/Job No.	Sub	Reporting Category

Division	Closed FYs	Cancelled Fund

Line Item Number	Description	Delivery Date (Start date to End date)	Quantity	Unit of Issue	Unit Price	Total Cost
0008	EXERCISE OF OPTION YEAR THREE This is a New Line	(02/22/2005 to 02/21/2006)	1.00	lot	$9,692,465.00	$9,692,465.00

Previous Total:	$31,411,711.38
Modification Total:	$9,692,465.00
Grand Total: (Includes Discounts)	$41,104,176.38

Contract Level Funding Summary	Document Number Tatf-02002/0023	Title Paradigm	Page 3 of 4

Funding Strip Code	Change In Funded Amount
2005 - - 700D - 302000 - - 2513 - - SN035 - 302010 - - D4A - - - OSTCA - - -	$9,692,465.00

Reference Requisition: 530200000086SR/0001

Invoice Addresses

Code	Detail
0001	Org: Financial Management Division Addr: P.O. Box 51071 1-800-800-5558 Washington DC 20091--107 Attn: No Contacts Identified Phone: ( ) - ext. Fax: ( ) - ext.